EXHIBIT 10.3

NINTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 30, 2008

This NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is by and among FRESH DEL MONTE PRODUCE INC., a Cayman Island company (“Fresh Produce”), DEL MONTE FRESH PRODUCE N.A., INC., a Florida corporation (“Fresh N.A.”), DEL MONTE FRESH PRODUCE INTERNATIONAL, INC., a Liberian corporation (“Fresh International”), FRESH DEL MONTE SHIP HOLDINGS LTD., a Cayman Island company (“Ship Holdings”), DEL MONTE B.V. (f/k/a Del Monte Fresh Produce B.V.), a Netherlands corporation (“DMBV”), DEL MONTE FRESH PRODUCE (UK) LTD., an English limited company (“Fresh U.K.”), DEL MONTE FOODS INTERNATIONAL LIMITED, an English limited company (“Foods International”), DEL MONTE INTERNATIONAL INC., a Panama corporation (“Del Monte International”), and DEL MONTE EUROPE LIMITED, an English limited company (“Del Monte Europe”) (Fresh Produce, Fresh N.A., Fresh International, Ship Holdings, DMBV, Fresh U.K., Foods International, Del Monte International and Del Monte Europe are referred to herein collectively as the “Borrowers” and each individually as a “Borrower”); the entities identified as “Guarantors” on the signature pages hereof (each a “Guarantor” and collectively, the “Guarantors”); the banks and other lending institutions listed on the signature pages hereof as Lenders (the “Lenders”); and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH (“Rabobank”), as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

WHEREAS:

(1) The Borrowers, the Administrative Agent, the Guarantors and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 21, 2003, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of January 27, 2004, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 24, 2004, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 10, 2004, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 15, 2005, as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of February 14, 2006, as further amended by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of March 24, 2006, as further amended by that certain Seventh Amendment and Waiver to Amended and Restated Credit Agreement dates as of May 10, 2006 and as further amended by that certain Eighth Amendment to Amended and Restated Credit Agreement dates as of December 27, 2006 (as may be further amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”).

(2) The Borrowers have requested that certain terms and conditions of the Credit Agreement be amended and the Administrative Agent and the Lenders have agreed to the requested amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

Section 1. Amendments.

1.1 Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby amended and modified by deleting the definitions of “Obligation” and “Secured Parties” in their entirety and inserting the following in lieu thereof:

““Obligation” means, to the extent arising hereunder, under the Notes, under any other Loan Document or under any Hedge Agreement, all Advances, loans, debts, liabilities, covenants and duties owing by any Borrower or any Loan Party to the Administrative Agent, any Lender, the Issuing Bank, any Foreign Exchange Bank or any Affiliate of any Lender with respect to any Hedge Agreement, of any kind or nature, present or future, whether or not for the payment of money, whether (a) arising by reason of any (i) extension of credit, (ii) opening or amendment of a Letter of Credit or payment of any draft drawn thereunder, (iii) loan, (iv) guaranty, (v) indemnification, (vi) Foreign Exchange Contract between a Loan Party and a Foreign Exchange Bank or (vii) Hedge Agreement between a Loan Party and a Lender or an Affiliate of a Lender, or (b) direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired (including any interest, fees and expenses that, but for the provisions of the Bankruptcy Code, would have accrued).”

““Secured Parties” means the Administrative Agent, the Lenders, any Foreign Exchange Bank, the Issuing Bank and any Affiliate of a Lender with respect to Obligations under any Hedge Agreement.”

1.2 Amendments to Section 7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement, Events of Default, is hereby amended and modified by deleting subsection (a) thereof in its entirety and inserting the following in lieu thereof:

“ (a) any Loan Party shall fail to pay (i) any principal of, or any interest on, any Advance payable hereunder or under any Note when due; or (ii) any fees payable hereunder or any other obligation payable hereunder, under any Note, any other Loan Document or any Hedge Agreement with a Lender or an Affiliate of a Lender within three Business Days after notice thereof shall be given to any Borrower by the Administrative Agent or Lender (or Affiliate of a Lender with respect to a Hedge Agreement); or”

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Section 2. Representations and Warranties. Each Borrower and Guarantor represents and warrants as follows:

(a) The execution, delivery and performance by such Loan Party of this Amendment and the other transactions contemplated hereby, are within such Loan Party’s corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party’s charter or bylaws; (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award; (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties; or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

(b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or for the consummation of the transactions contemplated hereby.

(c) This Amendment and each other document required to be delivered by a Loan Party hereunder have been duly executed and delivered by each Loan Party thereto, and constitute the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the Loan Documents, are correct in all material respects on and as of the date hereof as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly refer to an earlier date.

(e) No event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

Section 3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above upon receipt of the following by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:

(i) this Amendment duly executed by the Borrowers, the Guarantors, the Administrative Agent, the Issuing Bank and the Required Lenders; and

(ii) The Administrative Agent shall have received such other documents, instruments, and information executed and/or delivered by the Borrowers as the Administrative Agent may reasonably request.

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Section 4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment as set forth in Section 3 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

Section 5. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). In addition, the Borrowers agree, jointly and severally, to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree to save the Administrative Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

Section 6. Affirmation of Guaranty. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under its Guaranty Agreement remain in full force and effect in relation to the Credit Agreement, as amended and modified by this Amendment, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under its Guaranty Agreement.

Section 7. Affirmation of Security Documents. By executing this Amendment, each Loan Party hereby reaffirms and confirms each Security Document to which it is a party, and its payment and performance obligations, contingent or otherwise, thereunder and hereby acknowledges that the rights granted thereby in favor of the Administrative Agent (for its benefit and the benefit of the Lenders) are in full force and effect. With respect to any Security Documents which are governed by English law, the reaffirmation, confirmation and acknowledgement in this Section shall be governed by English law, and shall be construed, interpreted, performed and enforced in accordance therewith.

Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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Section 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (except as otherwise set forth in Section 7).

Section 10. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Amendment shall constitute a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

BORROWERS:	FRESH DEL MONTE PRODUCE INC.

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE N.A., INC.

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE INTERNATIONAL, INC.

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

FRESH DEL MONTE SHIP HOLDINGS LTD.

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

DEL MONTE B.V.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (UK) LTD.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FOODS INTERNATIONAL LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE INTERNATIONAL INC.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE EUROPE LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:	DEL MONTE FRESH PRODUCE COMPANY

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (SOUTHWEST), INC.

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (FLORIDA), INC.

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

FRESH DEL MONTE PRODUCE (CANADA), INC.

	By:	/s/ Richard Contreras
	Name:	Richard Contreras
	Title:	Sr. VP & CFO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

DEL MONTE FRESH PRODUCE (SOUTHEAST), INC.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (WEST COAST), INC.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (TEXAS), INC.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (KANSAS CITY) INC.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FOODS EUROPE LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

DEL MONTE FOODS NORTHERN EUROPE LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PACKAGED PRODUCE (UK) LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

GLOBAL REEFER CARRIERS, LTD.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

FDM HOLDINGS LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE B.V.I. LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CORPORATION DE DESARROLLO AGRICOLA DEL MONTE S.A.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

COMPANIA DE DESARROLLO BANANERO DE GUATEMALA S.A.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (ASIA-PACIFIC) LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

FRESH DEL MONTE PRODUCE N.V.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

WAFER LIMITED

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FRESH DEL MONTE JAPAN COMPANY LTD.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE (CHILE) S.A.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

DEL MONTE FRESH PRODUCE BRASIL LTDA.

By:	/s/ Richard Contreras
Name:	Richard Contreras
Title:	Sr. VP & CFO

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND LENDERS:	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Administrative Agent and a Lender

	By:	/s/ Betty Mills
	Name:	Betty Mills
	Title:	Executive Director

	By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

AGFIRST FARM CREDIT BANK, as a Lender

	By:	/s/ Bruce B. Fortner
	Name:	Bruce B. Fortner
	Title:	Vice President

HARRIS N.A., as a Lender

	By:	/s/ C.S. Place
	Name:	C.S. Place
	Title:	Director

SUNTRUST BANK, as a Lender

	By:	/s/ M. Gabe Bonfield
	Name:	M. Gabe Bonfield
	Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Lender

By:	/s/ Mark Strebel
Name:	Mark Strebel
Title:	Credit Officer

ING CAPITAL LLC, as a Lender

By:	/s/ Lina Garcia
Name:	Lina Garcia
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark A. Reinert
Name:	Mark A. Reinert
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jamie Freeman
Name:	Jamie Freeman
Title:	Sr. Vice President

COBANK, ACB, as a Lender

By:	/s/ Scott Trauth
Name:	Scott Trauth
Title:	Sr. Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT WEST, PCA, as a Lender

By:	/s/ Ben Madonna
Name:	Ben Madonna
Title:	Vice President

GREENSTONE FARM CREDIT SERVICES ACA/FCLA, as a Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ W Scott Degler
Name:	W Scott Degler
Title:	Vice President

1ST FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Dale A. Richardson
Name:	Dale A. Richardson
Title:	VP Illinois Capital Markets Group

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert P. Carswell
Name:	Robert P. Carswell
Title:	Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as a Lender

By:	/s/ Hans Chr. Kjelsrud
Name:	Hans Chr. Kjelsrud
Title:	Executive Vice President

By:	/s/ Martin Kahm
Name:	Martin Kahm
Title:	Vice President

AMERICAN AGCREDIT, PCA, as a Lender

By:	/s/ Sean O’ Day
Name:	Sean O’ Day
Title:	Sr. Vice President

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:	/s/ Bruce P. Rouse
Name:	Bruce P. Rouse
Title:	Vice President

UNITED FCS, PCA d/b/a/ FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Assistant Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Stephen R. Staples
Name:	Stephen R. Staples
Title:	Director

By:	/s/ Ilene Fowler
Name:	Ilene Fowler
Title:	Director

REGIONS BANK, as a Lender

By:	/s/ Stephen Hanas
Name:	Stephen Hanas
Title:	Sr. Vice President

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT